H&Q HEALTHCARE INVESTORS

[GRAPHIC]

ANNUAL REPORT
2002

     To our Shareholders:

At fiscal year-end on September 30, 2002, the net asset value of your Fund was $18.16 per share. Performance data for the fiscal year and the quarter ended September 30, 2002, compared to the indices, are as follows:

                                                                  QUARTER ENDED
                                            FISCAL YEAR              9/30/02
                                            -----------              -------
Net Asset Value                                -23.5%                 -9.3%
AMEX Biotech Index                             -29.0%                 -8.3%
Dow Jones Industrial Average                   -14.2%                -17.9%
NASDAQ Industrials                             -14.2%                -21.8%
Russell 2000                                   -10.5%                -21.7%

     The final quarter of your Fund's fiscal year was one of the worst on record for the general market averages. Your Fund's decline was significant, but overall less severe on a relative basis.

     We believe we are in a period of no widely held consensus. Some may believe a return to recession is highly likely in an economy of excess capacity worldwide, nervous and indebted consumers, a possible real estate bubble, war risk, and potential deflation, an outlook not fully reflected in security prices.

     Others look at the correction in equity prices of the last few years, including those of companies leading the world's strongest economy, no meaningful inflation, and historically low interest rates and wonder why stocks shouldn't be bought. They may believe the U.S. economy has always rebounded in the past and will again.

     We espouse neither of these extremes, but we do believe moderation of this polarization of sentiment may be required to set the foundation of the next bull market. We are encouraged, however, that within the context of the overall market, a positive consensus does seem to be developing toward healthcare companies. Through all the recent turmoil, these companies have, in our judgment, continued to invent and develop new innovative products with exciting potential to enhance diagnosis and therapy. The number and therapeutic potential of products heading for FDA approval in the next year or so is inspiring. In our view, many of the sponsoring companies have reasonable business plans (unlike some of the "dotcoms" of a few years ago). Further, we believe that there are no telecom-like over capacity issues here. In our view, these new products, intended to improve the human condition, will largely generate their own demand. We believe that recognition of these developments is reflected in the better relative performance of the sector in the third quarter of 2002 and is likely to continue. We are cautiously adding to or initiating positions in the stocks of the more attractive of these companies, which may, over time, reduce our cash position.

     Many large investment firms have announced significant layoffs and staff reductions. In the first quarter, we made a significant addition of a very experienced staff member as we continue to build for the future. As a private company owned by its management, Hambrecht & Quist Capital Management LLC, your Fund's adviser, has the ability to take a longer-term view and build its most important asset, its people.

     The corporate governance, accounting and security analysts controversies have clearly had depressing affects on stock prices. We wonder if good analysis might have uncovered a lot of these controversies earlier; perhaps not as to the accounting issues, which, in our view are largely rooted in the tax code.

     As portfolio managers, we have long believed that one of our foremost duties was the analysis of analysts, including our own, and especially those who work for sell-side brokers and investment bankers. Perhaps the recent long bull market made investors feel "entitled" to stock profits, and able to blame others for their losses. We do not believe we are "entitled" to anything more than the opportunity to use our energy and talent to find investments likely to yield long-term profit growth.

/s/ Alan G. Carr                             /s/ Daniel R. Omstead

Alan G. Carr                                 Daniel R. Omstead
President Emeritus                           President

                            H&Q HEALTHCARE INVESTORS

                                LARGEST HOLDINGS
                            AS OF SEPTEMBER 30, 2002

                                                          % OF NET ASSETS
                                                          ---------------
Gilead Sciences                                                  5.91%
Transkaryotic Therapies                                          3.55%
Martek Biosciences                                               2.99%
Celgene                                                          2.86%
CV Therapeutics                                                  2.70%
Triad Therapeutics (Restricted)                                  2.13%
CardioNet (Restricted)                                           1.98%
IDEXX Laboratories                                               1.94%
Teva Pharmaceutical Industries                                   1.94%
Telik                                                            1.89%

                            H&Q HEALTHCARE INVESTORS

                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                        QUARTER ENDED SEPTEMBER 30, 2002

                                                   UNITS HELD      UNITS HELD
PURCHASES                                           6/30/02         9/30/02
---------                                           -------         -------
Adolor                                               232,980        311,300
Corixa                                               246,389        441,471
Exelixis                                             467,100        732,600
IVAX                                                 154,800        214,800
Lexicon Genetics                                      78,500        111,500
WebMD                                                403,500        454,500
Zyomyx (Restricted) Series E                               0        600,000

SALES
-----
ATS Medical                                          381,818              0
Bioject Medical Technologies                         130,900              0
Curis                                                 92,500              0

                                    PORTFOLIO
                            AS OF SEPTEMBER 30, 2002

[CHART]

                                             TOTAL        VENTURE     DIFFERENCE
                                             -----        -------     ----------
AGRI/ENVIRONMENTAL                            1.90%         1.80%         0.10%
BIOTECHNOLOGY                                46.60%        11.40%        35.20%
CROs                                          0.40%         0.00%         0.40%
DIAGNOSTICS                                   7.50%         4.00%         3.50%
HEALTHCARE INFORMATION SERVICES               3.20%         2.30%         0.90%
MEDICAL SPECIALTY                            12.20%         6.50%         5.70%
MEDICAL SUPPLIES                              1.90%         1.40%         0.50%
PHARMACEUTICALS                               6.00%         2.80%         3.20%
LIQUID ASSETS                                20.30%         0.00%        20.30%

                              ANNUAL MEETING REPORT

     The Annual Meeting was held on June 25, 2002 at 9:00 a.m. The shareholders voted on the following items and the resulting votes are presented below.

(1) To elect two Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                    FOR      WITHHELD    BROKER NON-VOTES
                                    ---      --------    ----------------
     Alan G. Carr               11,312,002    190,275            0
     Henri A. Termeer           11,329,924    172,353            0

     The nominees were elected to serve until the 2005 Annual Meeting of Shareholders. The Trustees serving until the 2003 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. The Trustees serving until the 2004 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson and Oleg
     M. Pohotsky.

(2) To approve a new investment advisory agreement between the Fund and Hambrecht & Quist Capital Management LLC.

     Shareholders overwhelmingly approved the new investment advisory agreement.

              FOR          AGAINST          ABSTAIN       BROKER NON-VOTES
              ---          -------          -------       ----------------
          11,241,442        127,177         133,658               0

(3) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended September 30, 2002.

     Shareholders overwhelmingly ratified the selection of the Independent Public Accountants.

              FOR          AGAINST          ABSTAIN       BROKER NON-VOTES
              ---          -------          -------       ----------------
          11,414,037        32,153          56,087                0

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE TRUSTEES AND SHAREHOLDERS OF H&Q HEALTHCARE INVESTORS:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of H&Q Healthcare Investors (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the two years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

The financial statements of the Fund as of September 30, 2000 and for the three years then ended were audited by other independent accountants whose report dated November 3, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 2002

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2002

               CONVERTIBLE SECURITIES - 29.9% OF NET ASSETS
    SHARES     CONVERTIBLE PREFERRED (RESTRICTED) - 27.9%                 VALUE
    ------                                                                -----
                AGRICULTURAL/ENVIRONMENTAL TECHNOLOGIES - 1.8%
     375,000     Ceres Series C*                                        $2,250,000
      27,443     Ceres Series C-1*#                                        164,658
     277,967     Ceres Series D*#                                        1,667,801
     222,222     EPR Series A*                                             333,333
                BIOTECHNOLOGY - 10.8%
     400,000     ACADIA Pharmaceuticals Series E*                        2,000,000
     952,381     Agensys Series C*                                       3,000,000
   2,380,953     Agilix Series B*                                        3,000,001
     850,436     Avalon Pharmaceuticals Series B*                        2,999,998
   1,818,182     Raven biotechnologies Series B*^                        3,000,000
      47,407     Therion Biologics Series A*                               177,776
     240,000     Therion Biologics Series B*#                              900,000
     407,712     Therion Biologics Series C*#                            1,528,920
      36,092     Therion Biologics Sinking Fund*                           135,344
   1,750,000     Triad Therapeutics Series A*                            3,500,000
     825,000     Triad Therapeutics Series B*                            1,650,000
     923,077     Zyomyx Series B*                                        1,846,153
     600,000     Zyomyx Series C*                                        1,200,000
     600,000     Zyomyx Series E*                                        1,200,000
                DIAGNOSTICS - 2.9%
   1,371,429     CardioNet Series C*^                                    4,800,002
     484,829     CytoLogix Series A*^                                      400,178
     227,130     CytoLogix Series B*#^                                     187,472
     160,000     Masimo Series D*                                        1,760,000
                HEALTHCARE INFORMATION SERVICES - 1.7%
     338,983     KVM Technologies Series B*#^                                3,390
   5,384,615     PHT Series D*^                                          4,200,000
                MEDICAL SPECIALTY - 6.5%
     636,364     AbTox Series F*+                                            6,364
   4,411,764     Concentric Medical Series B*                            3,000,000
   1,632,653     Omnisonics Medical Technologies Series B*^              2,400,000
   1,034,519     Senomyx Series E*                                       3,000,002
     639,659     Songbird Hearing Series D*                                  6,397
     652,173     TherOx Series H*                                        2,999,996
     820,313     VNUS Medical Technologies Series E*^                    4,200,003
                MEDICAL SUPPLIES - 1.4%
     343,750     LocalMed Series D*                                          3,438
     631,580     Novacept Series G*#                                     2,178,951
     347,826     Novacept Series H*                                      1,200,000
                PHARMACEUTICALS/DRUG DELIVERY - 2.8%
   1,398,732     Galileo Laboratories Series F*                          2,999,986

   The accompanying notes are an integral part of these financial statements.

    SHARES     CONVERTIBLE SECURITIES - CONTINUED                         VALUE
    ------                                                                -----
     211,765     Theravance Series C*                                   $1,905,885
     200,000     Theravance Series D-1*                                  1,800,000
                                                                       -----------
                                                                       $67,606,048
                                                                       -----------
   PRINCIPAL
    AMOUNT     CONVERTIBLE BONDS AND NOTES - 2.0%                         VALUE
    ------                                                                -----
                BIOTECHNOLOGY - 1.8%
  $6,800,000     CuraGen 6% Cvt. Deb. due 2007ii                        $4,335,000
                DIAGNOSTICS - 0.1%
     212,636     CytoLogix (Restricted) 6.75% Cvt. Note, due 2003*^        212,636
                HEALTHCARE INFORMATION SERVICES - 0.0%
   1,577,366     FitForAll.com (Restricted) 10% Prom. Note*#+                  158
   1,425,982     KVM Technologies (Restricted)
                    Adj.Cvt. Demand Note*#^                                 14,260
                MEDICAL SPECIALTY - 0.1%
     180,000     AbTox (Restricted) 12% Prom. Note*+                       180,000
                                                                       -----------
                                                                        $4,742,054
                                                                       -----------
               TOTAL CONVERTIBLE SECURITIES
                 (Cost $87,073,734)                                    $72,348,102
                                                                       -----------
    SHARES     COMMON STOCKS - 49.8%
    ------
               AGRICULTURAL/ENVIRONMENTAL TECHNOLOGY - 0.1%
      71,483     Catalytica Energy Systems*                               $248,046
                                                                       -----------
                                                                           248,046
                                                                       -----------
               BIOTECHNOLOGY - 34.0%
                BIOPHARMACEUTICALS - 27.2%
     311,300     Adolor*                                                 4,364,426
     429,898     BioTransplant*                                            748,023
       2,760     BioTransplant (Restricted) Warrants (expire 8/12/04)*           0
       6,300     BioTransplant (Restricted) Warrants (expire 10/31/04)*          0
       1,150     BioTransplant (Restricted) Warrants (expire 8/15/05)*       1,173
     410,400     Celgene*                                                6,911,136
      54,000     Cephalon*                                               2,204,280
     441,471     Corixa*                                                 2,794,511
      33,164     Corixa Warrants (expire 8/14/07)*                               0
     550,556     Cubist Pharmaceuticals*                                 2,813,341
     200,001     Cubist Pharmaceuticals (Restricted) Warrants
                    (expire 9/23/03)*                                      486,202
     312,823     CV Therapeutics*                                        6,541,129
     163,000     Genzyme*                                                3,359,430
     426,636     Gilead Sciences*                                       14,305,105
     210,000     MedImmune*                                              4,393,200

   The accompanying notes are an integral part of these financial statements.

    SHARES     BIOTECHNOLOGY - CONTINUED                                  VALUE
    ------                                                                -----
     226,760     Therion Biologics (Restricted)*                          $850,350
     264,912     Transkaryotic Therapies*                                8,585,798
     270,270     Tularik*                                                1,851,350
     418,165     Versicor*                                               3,562,766
      18,696     Versicor (Restricted) Warrants (expire 8/3/05)*            56,836
     113,700     Vertex Pharmaceuticals*                                 2,102,313
                GENOMICS/DRUG DISCOVERY - 6.8%
     297,000     Abgenix*                                                1,927,530
     447,000     deCODE Genetics*                                          983,400
     387,802     Dyax*                                                     752,336
     732,600     Exelixis*                                               3,626,370
     111,500     Lexicon Genetics*                                         447,115
   1,191,000     Lynx Therapeutics*                                        809,880
     386,400     Lynx Therapeutics Warrants (expire 4/29/07)*                    0
     174,461     Molecular Devices*                                      2,182,507
     616,100     Rigel Pharmaceuticals*                                    985,760
     370,237     Telik*                                                  4,583,534
                                                                       -----------
                                                                        82,229,801
                                                                       -----------
               CONTRACT RESEARCH ORGANIZATIONS - 0.4%
      91,400     Quintiles Transnational*                                  869,214
                                                                       -----------
                                                                           869,214
                                                                       -----------
               DIAGNOSTICS - 4.5%
     522,617     Biofield*                                                 209,047
     600,000     Biofield (Restricted)*                                    192,000
     324,330     Cytyc*                                                  3,476,818
      18,500     Digene*                                                   146,150
     152,000     IDEXX Laboratories*                                     4,704,096
     160,000     Masimo Labs (Restricted)*                                   1,600
     685,621     Sontra Medical (Restricted)*^                           2,139,138
                                                                       -----------
                                                                        10,868,849
                                                                       -----------
               HEALTHCARE INFORMATION SERVICES - 1.4%
     306,208     Syntiro Healthcare Services (Restricted)*               1,200,473
     188,096     Syntiro Healthcare Services (Restricted) Warrants*
                    (expire 10/15/04)                                       18,810
     454,500     WebMD*                                                  2,295,225
                                                                       -----------
                                                                         3,514,508
                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

    SHARES     MEDICAL SPECIALTY - 5.7%                                   VALUE
    ------                                                                -----
     101,848     Biopure Class A*                                         $356,468
       8,333     Biopure (Restricted) Warrants (expire 8/4/03)*                  0
   1,000,000     Endocardial Solutions*                                  3,230,000
     198,000     Endologix*                                                198,000
     441,409     Martek Biosciences*                                     7,230,279
   1,020,000     Orthovita*^                                             2,805,000
                                                                      ------------
                                                                        13,819,747
                                                                      ------------
               MEDICAL SUPPLIES - 0.5%
     645,000     EP MedSystems*                                          1,290,000
                                                                      ------------
                                                                         1,290,000
                                                                      ------------
               PHARMACEUTICALS/DRUG DELIVERY - 3.2%
     225,000     Aradigm*                                                  472,500
     214,800     IVAX*                                                   2,635,596
      70,000     Teva Pharmaceutical Industries ADR                      4,690,000
                                                                      ------------
                                                                         7,798,096
                                                                      ------------
               TOTAL COMMON STOCKS
                 (Cost $95,051,000)                                   $120,638,261
                                                                      ------------
  PRINCIPAL
    AMOUNT     TEMPORARY CASH INVESTMENTS - 19.7%
    ------
  $11,200,000    American Express Credit, 1.74%, due 10/18/02          $11,190,797
    7,000,000    General Electric Capital Corp., 1.75%,
                    due 10/21/02                                         6,993,194
   10,500,000    U.S. Treasury Bill, 1.60%, due 10/17/02                10,492,533
   19,000,000    U.S. Treasury Bill, 1.64%, due 10/3/02                 18,998,269
                                                                      ------------
               TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $47,674,793)                                    $47,674,793
                                                                      ------------
               TOTAL INVESTMENTS
                 (Cost $229,799,527)                                  $240,661,156
                                                                      ============

-------------------

*    Non income-producing security.

#    With warrants attached.

^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $24,362,079).

ii Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+    Issuer filed for bankruptcy.

ADR - American Depository Receipt.

   The accompanying notes are an integral part of these financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002

ASSETS:
   Investments, at value (identified cost
      $229,799,527; see Schedule of Investments)                 $240,661,156
   Cash                                                                42,819
   Receivable for investments sold                                  1,673,623
   Interest receivable                                                 66,867
   Prepaid expenses                                                    29,415
                                                                 ------------
         Total assets                                            $242,473,880
                                                                 ------------
LIABILITIES:
   Accrued advisory fee                                              $299,376
   Accrued trustees' fees                                              22,500
   Accrued other                                                      146,226
                                                                 ------------
         Total liabilities                                           $468,102
                                                                 ------------
NET ASSETS                                                       $242,005,778
                                                                 ============
SOURCES OF NET ASSETS:
   Shares of beneficial interest, par value $.01 per
   share, unlimited number of shares authorized,
   amount paid in on 13,323,483 shares issued and
      outstanding                                                $215,202,502
   Accumulated net realized gain on investments                    15,941,647
   Net unrealized gain on investments                              10,861,629
                                                                 ------------
         Total net assets (equivalent to $18.16 per
         share based on 13,323,483 shares outstanding)           $242,005,778
                                                                 ============

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
   Dividend income (net of foreign tax
      of $4,102)                                     $19,194
   Interest income                                 1,480,403
   Other income                                        2,876
                                                  ----------
      Total investment income                                      $1,502,473
EXPENSES:
   Advisory fees                                  $4,233,892
   Legal fees                                        233,494
   Trustees' fees and expenses                       144,698
   Shareholder reporting                             126,461
   Custodian fees                                     81,117
   Accounting and auditing fees                       73,348
   Transfer agent fees                                53,595
   Other                                             149,092
                                                  ----------
      Total expenses                                                5,095,697
                                                                 ------------
         Net investment loss                                      ($3,593,224)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain on investments                               $33,875,011
   Decrease in net unrealized gain on investments                (106,220,050)
                                                                 ------------
         Net loss on investments                                 ($72,345,039)
                                                                 ------------
               Net decrease in net assets
               resulting from operations                         ($75,938,263)
                                                                 ============

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                   FOR THE YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,
                                                  2002              2001
                                             -------------     -------------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS:
   Net investment loss                         ($3,593,224)      ($2,222,151)
   Net realized gain on investments             33,875,011        63,501,379
   Decrease in net unrealized
      gain on investments                     (106,220,050)     (201,564,026)
                                             -------------     -------------
         Net decrease in net assets
         resulting from operations            ($75,938,263)    ($140,284,798)
                                             -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                 ($39,468,231)     ($52,289,670)
                                             -------------     -------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
      reinvestment of distributions
      (1,281,419 and 1,519,574 shares,
      respectively)                            $28,039,066       $36,365,104
                                             -------------     -------------
         Net decrease in net assets           ($87,367,428)    ($156,209,364)
NET ASSETS:
   Beginning of year                           329,373,206       485,582,570
                                             -------------     -------------
   End of year                                $242,005,778      $329,373,206
                                             =============     =============

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002

CASH FLOWS USED FOR OPERATING ACTIVITIES:
   Interest and other income received                              $1,370,528
   Dividends received                                                  19,194
   Operating expenses paid                                         (5,158,838)
                                                                 ------------
         Net cash used for operating activities                   ($3,769,116)
                                                                 ------------
CASH FLOWS PROVIDED FROM INVESTING ACTIVITIES
   Purchases of portfolio securities                             ($45,375,053)
   Net sales of temporary cash investments                          1,812,048
   Sales and maturities of portfolio securities                    58,247,860
                                                                 ------------
         Net cash provided from investing activities              $14,684,855
                                                                 ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                  ($11,429,165)
                                                                 ------------
         Net cash used for financing activities                  ($11,429,165)
                                                                 ------------

NET DECREASE IN CASH                                                ($513,426)
CASH AT BEGINNING OF YEAR                                             556,245
                                                                 ------------
CASH AT END OF YEAR                                                   $42,819
                                                                 ============

RECONCILIATION OF NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations          ($75,938,263)
   Accretion of discount                                             (112,751)
   Net realized gain on investments                               (33,875,011)
   Decrease in net unrealized gain on investments                 106,220,050
   Decrease in accrued expenses                                       (50,376)
   Increase in prepaid expenses                                       (12,765)
                                                                 ------------
         Net cash used for operating activities                   ($3,769,116)
                                                                 ============

Noncash financing activities not included herein consist of stock distributions of $28,039,066.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
              (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST
                  OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                                          FOR THE YEAR ENDED SEPTEMBER 30,
                                    --------------------------------------------------------------------------------
                                       2002 (1)          2001             2000             1999             1998
                                    ------------     ------------     ------------     ------------     ------------
Net asset value per share:
   Beginning of year                     $27.350          $46.147          $21.771          $16.711          $23.106
                                    ------------     ------------     ------------     ------------     ------------
Net investment loss                      ($0.283)(2)      ($0.195)(2)      ($0.290)         ($0.176)         ($0.217)
Net realized and unrealized
   gain (loss) on investments             (5.727)         (13.822)          28.131            5.596           (5.108)
                                    ------------     ------------     ------------     ------------     ------------
Total increase (decrease)
   from investment operations            ($6.010)        ($14.017)         $27.841           $5.420          ($5.325)
                                    ------------     ------------     ------------     ------------     ------------
Capital gains distributions
   to shareholders                       ($3.180)         ($4.780)         ($3.465)         ($0.360)         ($1.070)
                                    ------------     ------------     ------------     ------------     ------------
Net asset value per share:
   End of year                           $18.160          $27.350          $46.147          $21.771          $16.711
                                    ============     ============     ============     ============     ============
Per share market value:
   End of year                           $14.100          $21.740          $36.188          $16.313          $13.125
Total investment return
   at market value                       (25.24%)         (27.23%)          151.66%           27.39%         (26.05%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year           $242,005,778     $329,373,206     $485,582,570     $209,519,627     $157,976,073
Ratio of operating expenses
   to average net assets                   1.64%            1.42%            1.45%            1.46%            1.46%
Ratio of net investment loss
   to average net assets                  (1.16%)          (0.62%)          (0.86%)          (0.91%)          (1.11%)
Portfolio turnover rate                   17.40%           16.17%           12.90%           24.88%           17.15%
Number of shares outstanding
   at end of year                     13,323,483       12,042,064       10,522,490        9,623,524        9,453,317

(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009 and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

(1)  ORGANIZATION

          H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

          The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

     INVESTMENT SECURITIES

          Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.

          Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective October 1, 2001 and began accreting discounts and amortizing premiums on all debt securities. Prior to this date, the Fund did not accrete discounts or amortize premiums on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in an increase in cost of securities and a corresponding decrease in net unrealized appreciation of $154,040 based on securities held as of September 30, 2001. The effect of this change for the fiscal year ended September 30, 2002 was to decrease net investment loss by $112,751 with a corresponding decrease in the change in net unrealized gain on investments of $112,751.

     FEDERAL INCOME TAXES

          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

     DISTRIBUTIONS

          The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences by reclassifying the net operating loss against capital, in the amount of $3,439,184, for the year ended September 30, 2002. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain. The calculation of net investment loss per share in the financial highlights excludes this adjustment. At September 30, 2002, the Fund's undistributed net realized gain on a tax basis was $14,674,239 and differs from accumulated net realized gain on investments due to the timing of recording certain gains.

          Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $39,468,231 as a long-term capital gain distribution for its taxable year ended September 30, 2002.

     DISTRIBUTION POLICY

          The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

     STATEMENT OF CASH FLOWS

          The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at September 30, 2002.

(2)  SECURITIES TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the year ended September 30, 2002 totaled $44,758,165 and $57,582,430, respectively.

          At September 30, 2002, the total cost of securities for Federal income tax purposes was $229,799,527. The net unrealized gain on securities held by the Fund was $10,861,629, including gross unrealized gain of $60,162,966 and gross unrealized loss of $49,301,337.

(3)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          Effective July 1, 2002, the Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and
     (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. The terms of the agreement prior to July 1, 2002 with the former advisor, Hambrecht & Quist Capital Management Incorporated, an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., were substantially identical to those in the current Advisory Agreement. Certain officers and Trustees of the Fund are also officers of the Adviser.

          Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4)  VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

          The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 30% of the Fund's net assets at September 30, 2002.

          The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In fiscal 2001, the Fund sold a restricted security subject to future contingent payments whose estimated value of $1,647,054 at September 30, 2002 has also been determined by the Trustees and which is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

          The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2002, as determined by the Trustees of the Fund.

                                                      ACQUISITION                         CARRYING VALUE
              SECURITY                                    DATE               COST             PER UNIT        VALUE
------------------------------------              ------------------      -----------     --------------    ----------
AbTox
   Series F Cvt. Pfd.                                         3/7/97       $1,461,200          $0.010           $6,364
   12% Promissory Note                             2/26/98 - 3/26/98          180,000           1.000          180,000
ACADIA Pharmaceuticals
   Series E Cvt. Pfd.                                         5/2/00        3,000,594           5.000        2,000,000
Agensys
   Series C Cvt. Pfd.                                        2/14/02        3,005,073           3.150        3,000,000
Agilix
   Series B Cvt. Pfd.                                        11/8/01        3,014,260           1.260        3,000,001
Avalon Pharmaceuticals
   Series B Cvt. Pfd.                                       10/22/01        3,008,325           3.528        2,999,998
Biofield
   Common                                                   12/15/00          302,984           0.320          192,000
Biopure
   Common Warrants (expire 8/4/03)                           5/13/99                0           0.000                0
BioTransplant
   Common Warrants (expire 8/12/04)                          8/12/94                0           0.000                0
   Common Warrants (expire 10/31/04)                        10/31/94                0           0.000                0
   Common Warrants (expire 8/15/05)                          8/18/95                0           1.020            1,173
CardioNet^
   Series C Cvt. Pfd.                                         5/3/01        4,823,823           3.500        4,800,002
Ceres
   Series C Cvt. Pfd.                                       12/23/98        1,502,620           6.000        2,250,000
   Series C-1 Cvt. Pfd.*                                     1/4/01           111,488           6.000          164,658
   Series D Cvt. Pfd.*                                       3/14/01        1,668,122           6.000        1,667,801
Concentric Medical
   Series B Cvt. Pfd.                                         5/7/02        3,028,055           0.680        3,000,000
Cubist Pharmaceuticals
   Common Warrants (expire 9/23/03)                          9/23/98              235           2.431          486,202
CytoLogix^
   Series A Cvt. Pfd.                              1/13/98 - 7/21/99        2,332,441           0.825          400,178
   Series B Cvt. Pfd.*                                       1/11/01        1,153,451           0.825          187,472
   Cvt. Note                                                 5/29/02          212,636           1.000          212,636
EPR
   Series A Cvt. Pfd.                                         3/9/94        1,000,409           1.500          333,333
FitForAll.com
   10% Promissory Note*                            2/22/00 - 9/18/00        1,613,493           0.010              158

                                                      ACQUISITION                        CARRYING VALUE
              SECURITY                                    DATE               COST            PER UNIT        VALUE
------------------------------------              ------------------      -----------    --------------   -----------
Galileo Laboratories
   Series F Cvt. Pfd.                                        8/18/00       $3,002,319        $2.145        $2,999,986
KVM Technologies^
   Series B Cvt. Pfd.*                                       2/19/98        1,501,320         0.010             3,390
   Adj. Cvt. Demand Note*                          6/21/99 - 6/13/02        1,426,607         0.010            14,260
LocalMed
   Series D Cvt. Pfd.                                         2/9/96        1,376,970         0.010             3,438
Masimo
   Series D Cvt. Pfd.                                        8/14/96        1,120,040        11.000         1,760,000
Masimo Labs
   Common                                                    8/14/96                0         0.010             1,600
Novacept
   Series G Cvt. Pfd.*                                       3/27/01        3,001,927         3.450         2,178,951
   Series H Cvt. Pfd.                                        4/25/02        1,200,000         3.450         1,200,000
Omnisonics Medical Technologies^
   Series B Cvt. Pfd.                                        5/24/01        2,404,472         1.470         2,400,000
PHT^
   Series D Cvt. Pfd.                                        7/23/01        4,200,000         0.780         4,200,000
Raven biotechnologies^
   Series B Cvt. Pfd.                                       12/12/00        3,000,833         1.650         3,000,000
Senomyx
   Series E Cvt. Pfd.                                        2/19/02        3,003,903         2.900         3,000,002
Songbird Hearing
   Series D Cvt. Pfd.                                       12/14/00        3,004,861         0.010             6,397
Sontra Medical^
   Common                                                    6/24/02        1,679,491         3.120         2,139,138
Syntiro Healthcare Services
   Common                                                     2/5/97        1,200,325         3.920         1,200,473
   Warrants (expire 10/15/04)                               10/15/98                0         0.100            18,810
Theravance
   Series C Cvt. Pfd.                                         2/5/99        1,800,123         9.000         1,905,885
   Series D-1 Cvt. Pfd.                                      8/28/00        1,800,900         9.000         1,800,000
Therion Biologics
   Common                                         7/12/90 - 10/16/96          511,365         3.750           850,350
   Series A Cvt. Pfd.                             8/20/96 - 10/16/96          444,850         3.750           177,776
   Series B Cvt. Pfd.*                             2/24/99 - 6/22/99          900,914         3.750           900,000
   Series C Cvt. Pfd.*                                       9/26/01        1,528,922         3.750         1,528,920
   Sinking Fund Cvt. Pfd.                          10/17/94 - 4/3/96          721,291         3.750           135,344
TherOx
   Series H Cvt. Pfd.                                        9/11/00        3,001,873         4.600         2,999,996
Triad Therapeutics
   Series A Cvt. Pfd.                                         6/8/99        1,750,860         2.000         3,500,000
   Series B Cvt. Pfd.                                       12/20/00        1,653,135         2.000         1,650,000
Versicor
   Warrants (expire 8/3/05)                                  6/28/99              905         3.040            56,836
VNUS Medical Technologies^
   Series E Cvt. Pfd.                                        8/20/01        4,200,003         5.120         4,200,003
Zyomyx
   Series B Cvt. Pfd.                                        2/19/99        1,200,550         2.000         1,846,153
   Series C Cvt. Pfd.                                         3/2/00        1,200,690         2.000         1,200,000
   Series E Cvt. Pfd.                                        7/22/02        1,200,000         2.000         1,200,000
                                                                          -----------                     -----------
                                                                          $84,458,658                     $72,959,684
                                                                          ===========                     ===========

*   With warrants attached.
^   Affiliated issuers.

                                    TRUSTEES

H & Q HEALTHCARE INVESTORS
30 ROWES WHARF, SUITE 430
BOSTON, MASSACHUSETTS 02110
(617) 772-8500

                                                                                                          NUMBER OF
                         POSITION(S) HELD WITH                PRINCIPAL OCCUPATION(S)                     PORTFOLIOS IN FUND
NAME, ADDRESS(1)         FUND, TERM OF OFFICE(2) AND          DURING PAST 5 YEARS AND                     COMPLEX OVERSEEN
AND AGE                  LENGTH OF TIME SERVED                OTHER DIRECTORSHIPS HELD                    BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Lawrence S. Lewin        Trustee (since 1987) and             Executive Consultant. Formerly Chief                 2
63                       Chairman (since 2000)                Executive Officer (from 1970-1999) of
                                                              The Lewin Group (healthcare public policy
                                                              and management consulting), a subsidiary
                                                              of Quintiles Transnational Corp.

Robert P. Mack           Trustee (since 1991)                 Consultant in Orthopedic Surgery to                  2
67                                                            Orthopedic Associates of Aspen (since
                                                              2001). Formerly Orthopedic Surgeon (from
                                                              1996-1998) at the Steadman- Hawkins
                                                              Orthopedic Clinic and (from 1977-1996) at
                                                              the Denver Orthopedic Clinic; and Director
                                                              of the Department of Orthopedic Surgery at
                                                              Metropolitan General Hospital and
                                                              Assistant Professor of Orthopedics at Case
                                                              Western Reserve University, Cleveland, OH
                                                              (from 1968-1977).

Eric Oddleifson          Trustee (since 1992)                 Partner (since 2001) and Managing                    2
67                                                            Director (from 1997-2000) of
                                                              Renewable Resources LLC (forest properties
                                                              investment). Formerly Managing Director
                                                              (from 1995-1997) of UBS Asset Management
                                                              (forest properties investment); and
                                                              President, Director and Chief Investment
                                                              Officer (from 1984-1995) of Resource
                                                              Investments, Inc. (forest properties
                                                              investment).

Oleg M. Pohotsky         Trustee (since 2000)                 Most recently, Senior Vice President                 2
55                       (from 1991-2001)                     of FAC/Equities, a division of First
                                                              Albany Corporation (investment bank).
                                                              Formerly General Partner (from 1989-1991)
                                                              of Strategic Capital Associates (financial
                                                              advisory firm); and General Partner (from
                                                              1986-1989) of Capital Growth Partners
                                                              (private mezzanine capital institutional
                                                              investment partnership).

                                                                                                          NUMBER OF
                         POSITION(S) HELD WITH                PRINCIPAL OCCUPATION(S)                     PORTFOLIOS IN FUND
NAME, ADDRESS(1)         FUND, TERM OF OFFICE(2) AND          DURING PAST 5 YEARS AND                     COMPLEX OVERSEEN
AND AGE                  LENGTH OF TIME SERVED                OTHER DIRECTORSHIPS HELD                    BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES: (continued)

Uwe E. Reinhardt,        Trustee (since 1988)                 Professor of Economics (since 1968) at               2
Ph.D.                                                         Princeton University. Director (from
64                                                            2000) of Triad Hospitals; Boston
                                                              Scientific (since 2002); Amerigroup
                                                              since (2002); Duke University
                                                              (since 2001); The Duke University
                                                              Health System (since 2001) and the
                                                              National Bureau of Economic Research
                                                              (since 2002).

Henri A. Termeer         Trustee (since 1989)                 Chairman (since 1988), Chief Executive               2
55                                                            Officer (since 1985) and President
                                                              (since 1983) of Genzyme Corporation (human
                                                              healthcare products); Director (since
                                                              1987) of ABIOMED, Inc.; Director (since
                                                              1992) of AutoImmune, Inc.; Director (from
                                                              1993-2002) of Genzyme Transgenics; and
                                                              Director (since 1996) of Diacrin, Inc.

INTERESTED TRUSTEES:

Alan G. Carr(3)          President Emeritus                   Chairman (since July 2002) of                        2
68                       (since 2001), President              Hambrecht & Quist Capital Management
                         (from 1987-2001) and                 LLC; Chairman (from 2001 - July 2002),
                         Trustee (since 1987)                 President (from 1992-2001), Director
                                                              (from 1986 to July 2002) and Senior
                                                              Vice President (from 1986-1992) of
                                                              Hambrecht & Quist Capital Management,
                                                              Inc.; and Managing Director (from 1992-
                                                              1999) of Hambrecht & Quist Group.

(1) The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

(2)  Each Trustee currently is serving a three year term.

(3) Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management LLC, the Fund's investment adviser.

                                    OFFICERS

                         POSITION(S) HELD WITH
NAME, ADDRESS(1)         FUND, TERM OF OFFICE(2) AND
AND AGE                  LENGTH OF TIME SERVED                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:

Alan G. Carr             President Emeritus (since 2001)      Manager (since July 2002) of Hambrecht & Quist
68                                                            Capital Management LLC; Chairman (from 2001-
                                                              July 2002), President (from 1992-2001), Director
                                                              (From 1986 to July 2002) and Senior Vice President
                                                              (from 1986-1992) of Hambrecht & Quist Capital
                                                              Management, Inc.; Managing Director (from
                                                              1992-1999) of Hambrecht & Quist Group; and
                                                              President Emeritus (since 2001), President
                                                              (from 1987-2001) and Trustee (since 1987) of
                                                              H&Q Healthcare Investors (HQH) and (since 1992)
                                                              of H&Q Life Sciences Investors (HQL).

Daniel R. Omstead,       President (since 2001)               Manager (since July 2002) of Hambrecht & Quist
ENGSCD                                                        Capital Management LLC; President of HQH and
49                                                            of HQL (since 2001); President, Chief Executive
                                                              Officer (from 2001 to July 2002)
                                                              and Managing Director (from 2000 to
                                                              July 2002) of Hambrecht & Quist
                                                              Capital Management Inc.; formerly
                                                              President and Chief Executive
                                                              Officer (from 1997-2000) and Chief
                                                              Operating Officer (1997) of
                                                              Reprogenesis, Inc.

Kimberley L. Carroll     Treasurer (since 1987)               Treasurer and Chief Financial Officer (since 1987)
46                                                            of HQH and (since 1992) of HQL; and Vice
                                                              President (from 1991-July 2002) and
                                                              Treasurer (from 2000 - July 2002)
                                                              of Hambrecht & Quist Capital
                                                              Management Inc.

Jennifer L. Morris       Secretary (since 2001)               Secretary (since 2001) of HQH and of HQL; and
34                                                            Assistant Vice President (from 1999-July 2002) and
                                                              Manager, Corporate Communications (from
                                                              1996-1999) of Hambrecht & Quist Capital
                                                              Management Inc.

(1) The address for each officer is c/o the Fund at the Fund's address as set forth above.

(2) Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

                            H&Q HEALTHCARE INVESTORS

                       New York Stock Exchange Symbol: HQH

                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                  www.hqcm.com
                        PLEASE NOTE OUR NEW PHONE NUMBER:
                                 (617) 772-8500

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                        Alan G. Carr, President Emeritus
                         Kimberley L. Carroll, Treasurer
                          Jennifer L. Morris, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                  LEGAL COUNSEL
                             Dechert Price & Rhoads

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling
                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
                please contact the Plan Agent, State Street Bank
                                   & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523

                  Out of concern for the environment and in an
                 effort to reduce Fund expenses, this report is
                           printed on recycled paper.

                                                                     HQHCM-AR-02